SUMMARY PROSPECTUS

Royce Global Dividend Value Fund

JANUARY 3, 2011 Service Class Symbol: RGVDX

Before you invest, please review the Fund’s Statutory Prospectus, dated January 3, 2011, and Statement of Additional Information, dated December 29, 2010. Each is incorporated by reference (is legally considered part of this Summary Prospectus). Each contains more information about the Fund and its risks. The Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund are available online at www.roycefunds.com/prospectus. You can also get this information at no cost by calling Investor Services at (800) 221-4268, sending an e-mail request at www.roycefunds.com/contact or by contacting your financial intermediary.

www.roycefunds.com

SUMMARY PROSPECTUS

Royce Global Dividend Value Fund

JANUARY 3, 2011 Service Class Symbol: RGVDX

Investment Goals
Royce Global Dividend Value Fund’s investment goals are long-term growth of capital and current income.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases		0.00%

Maximum deferred sales charge		0.00%

Maximum sales charge (load) imposed on reinvested dividends		0.00%

Redemption fee (as a percentage of amount redeemed on shares held for less than 180 days)		2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management fees		1.25%
Distribution (12b-1) fees		0.25%
Other expenses		0.38%
Acquired fund fees and expenses		0.19%

Total annual Fund operating expenses		2.07%

Fee waivers and/or expense reimbursements		(0.19)%

Total annual Fund operating expenses after fee waivers and/or expense reimbursements		1.88%

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.69% through April 30, 2014.

Expenses have been estimated for the current fiscal year.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:
1 Year	3 Years

$191	$591

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund will commence operations on January 3, 2011, no portfolio turnover rate is included in this prospectus.

Royce Global Dividend Value Fund

Principal Investment Strategy
Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in dividend-paying securities of micro-cap, small-cap and/or mid-cap companies with market capitalizations up to $5 billion that it believes are trading significantly below its estimate of their current worth, basing this assessment chiefly on balance sheet quality and cash flow levels. Investing in such securities may tend to stabilize the volatility inherent in the prices of micro-cap, small-cap and mid-cap securities.
          Normally, the Fund invests at least 80% of its net assets in equity securities that produce dividend income to the Fund, and at least 65% will be issued by companies with stock market capitalizations of up to $5 billion (micro-cap, small-cap and mid-cap companies) at the time of investment. The Fund may invest in other investment companies that invest in equity securities.
          Under normal market circumstances, the Fund will invest at least 40% of its net assets in the equity securities of companies domiciled in at least three different countries outside of the United States. During periods when market conditions are not deemed favorable by Royce, the Fund will invest at least 30% of its net assets in such companies. From time to time, a substantial portion of the Fund’s assets may be invested in companies domiciled in a single country. The Fund may also invest up to 35% of its net assets in U.S. and non-U.S. non-convertible debt or preferred stock. Although there are no geographic limits on the Fund’s investments, no more than 35% of the Fund’s net assets may be invested in the securities of companies domiciled in “developing countries,” also known as emerging markets. Generally, developing countries, sometimes also referred to as emerging market countries, include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and Western European countries (as defined in the Fund’s Statement of Additional Information). In selecting securities for the Fund, Royce uses a bottom-up, value approach. Royce primarily focuses on company-specific criteria rather than on political, economic or other country-specific factors. The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more appropriate opportunities and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Global Dividend Value Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.
          Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses.
          The prices of micro-cap, small-cap and mid-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. There is no assurance that there will be net investment income to distribute, and/or that the Fund will achieve its investment goals.
          In addition to general market risk, foreign securities may be subject to different risks than investments in U.S. securities, including adverse political, social, economic or other developments that are unique to a particular country or region. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. The Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency’s home country has not declined. These risk factors may affect the prices of foreign securities issued by companies domiciled in developing countries more than those domiciled in developed countries. For example, many developing countries have in the past experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures.
          To the extent that the Fund’s investments in the securities of foreign companies consists of non-U.S. domiciled companies that trade on a U.S. exchange, some or all of the above-stated risks of investing in foreign companies may not apply.
          Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance
Because the Fund will commence operations on January 3, 2011, it does not have any historical performance, and therefore no return information is included in this Prospectus. Current month-end performance information may be obtained at www.roycefunds.com or by calling Investor Services at (800) 221-4268.

2  |  The Royce Fund Summary Prospectus 2011

Royce Global Dividend Value Fund (continued)

Investment Adviser and Portfolio Management
Royce serves as investment adviser to the Fund. Charles M. Royce, President and Co-Chief Investment Officer of Royce, manages the Fund, assisted by David A. Nadel. Mr. Royce and Mr. Nadel have served as the Fund’s portfolio manager and assistant portfolio manager, respectively, since its commencement of operations on January 3, 2011.

How to Purchase and Sell Fund Shares
Minimum initial investments for shares of the Fund’s Service Class purchased directly from The Royce Fund:

Account Type	Minimum

Regular Account	$2,000

IRA	$1,000

Automatic Investment or Direct Deposit Plan Accounts	$1,000

401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

          You may sell shares in your account at any time and make requests online, by telephone and by mail. You may also purchase or sell Fund shares through a third party, such as a discount or full-service broker-dealer, bank or other financial intermediary.

Tax Information
The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Royce Fund Summary Prospectus 2011  |  3

More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports
Additional information about the Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com/ literature and by phone.

Statement of Additional Information (“SAI”)
Provides more details about The Royce Fund and its policies. A current SAI is available at www.roycefunds.com/literature and by phone. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By mail The Royce Funds, 745 Fifth Avenue, New York, NY 10151
By telephone (800) 221-4268
Through the Internet Prospectuses, applications, IRA forms and additional information are available through our website at www.roycefunds.com/literature. Text only versions of the Funds’ prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from: www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.